================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JUNE 10, 1998

                      BAY VIEW SECURITIZATION CORPORATION
--------------------------------------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


       DELAWARE                      333-16233                   93-1225376
-------------------------       ----------------------       -------------------
STATE OR OTHER JURISDICTION OF  (COMMISSION FILE NO.)       (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION                                IDENTIFICATION NO.)



        C/O BAY VIEW BANK
       1840 GATEWAY DRIVE
      SAN MATEO, CALIFORNIA                              94404
--------------------------------------             --------------------
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES                  ZIP CODE


      REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (650) 573-7310


      2121 SO. EL CAMINO REAL, SAN MATEO, CALIFORNIA 94403, (415) 573-7310
--------------------------------------------------------------------------------
  (FORMER NAME, FORMER ADDRESS, AND FORMER FISCAL YEAR, IF CHANGED SINCE LAST
                                    REPORT)

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


EXHIBIT 99.1     MONTHLY SERVICER'S REPORT DATED MAY 31, 1998


                                  SIGNATURES

          PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS CAUSED THIS REPORT TO BE SIGNED ON BEHALF OF BAY VIEW SECURITIZATION CORPORATION BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.

                                       BAY VIEW 1997 RA-1 AUTO TRUST
                                BY:    BAY VIEW SECURITIZATION CORPORATION
                                       ORIGINATOR OF TRUST



DATED:  JUNE 15, 1998         BY:  /S/ DAVID A. HEABERLIN
                                   ----------------------
                                    DAVID A. HEABERLIN
                                    TREASURER AND CHIEF FINANCIAL OFFICER

                                     Page 2